CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Post-Effective Amendment No. 6 of Registration Statement No. 333-104881 of RBC Variable Annuity Account A (the "Variable Annuity Account") of Liberty Life Insurance Company on Form N-4 of our report dated April 25, 2006, related to the financial statements of the sub-accounts comprising the Variable Annuity Account, appearing in the Statement of Additional Information (which is incorporated by reference in the Prospectus of the Variable Annuity Account), which is part of such Registration Statement, and to the reference to us under the heading of "Experts" in such Statement of Additional Information.


/s/ Deloitte & Touche LLP

Charlotte, North Carolina
June 30, 2006



CONSENT OF INDEPENDENT AUDITORS

We consent to the use in this Post-Effective Amendment No. 6 of Registration Statement No. 333-104881 of RBC Variable Annuity Account A (the "Variable Annuity Account") of Liberty Life Insurance Company on Form N-4 of our report dated May 1, 2006 related to the statutory-basis financial statements of
Business Men's Assurance Company of America (which report expresses an unqualified opinion on such statutory-basis financial statements; includes an explanatory paragraph that indicates that the financial statements were prepared in accordance with accounting practices prescribed or permitted by the South Carolina Department of Insurance, and such practices differ from accounting principles generally accepted in the United States of America; and expresses an opinion that the financial statements are not fairly presented in conformity with accounting principles generally accepted in the United States of America), appearing in the Statement of Additional Information (which is incorporated by reference in the Prospectus of the Variable Annuity Account), which is part of such Registration Statement, and to the reference to us under the heading of "Experts" in such Statement of Additional Information.


/s/ Deloitte & Touche LLP

Charlotte, North Carolina
June 30, 2006


CONSENT OF INDEPENDENT AUDITORS

We consent to the use in this Post-Effective Amendment No. 6 of Registration Statement No. 333-104881 of RBC Variable Annuity Account A (the "Variable Annuity Account") of Liberty Life Insurance Company (the "Company") on Form N-4 of our report dated May 5, 2006 (June 28, 2006, as to Note 18 which describes a merger of the Company with Business Men's Assurance Company of America), related to the statutory-basis financial statements of the Company (which report expresses an unqualified opinion on such statutory-basis financial statements; includes an explanatory paragraph that indicates that the financial statements were prepared in accordance with accounting practices prescribed or permitted by the South Carolina Department of Insurance, and such practices differ from accounting principles generally accepted in the United States of America; and expresses an opinion that the financial statements are not fairly presented in conformity with accounting principles generally accepted in the United States of America), appearing in the Statement of Additional Information (which is incorporated by reference in the Prospectus of the Variable Annuity Account), which is part of such Registration Statement, and to the reference to us under the heading of "Experts" in such Statement of Additional Information.


/s/ Deloitte & Touche LLP

Charlotte, North Carolina
June 30, 2006